Supplement to the
Strategic Advisers® Value Fund
July 30, 2013
Prospectus

At a meeting held on September 11, 2013, the Board of Trustees approved the appointment of Robeco Investment Management, Inc. (RIM) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Aristotle Capital Management, LLC (Aristotle), Brandywine Global Investment Management, LLC (Brandywine Global), Cohen & Steers Capital Management, Inc. (Cohen & Steers), LSV Asset Management (LSV), Pyramis Global Advisors, LLC (Pyramis), and Robeco Investment Management, Inc. (RIM).

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Aristotle Capital Management, LLC (Aristotle), Brandywine Global Investment Management, LLC (Brandywine Global), Cohen & Steers Capital Management, Inc. (Cohen & Steers), LSV Asset Management (LSV), Pyramis Global Advisors, LLC (Pyramis), and Robeco Investment Management, Inc. (RIM) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Mark Donovan, CFA, Co-Chief Executive Officer (portfolio manager) and David Pyle, CFA, Managing Director (portfolio manager) have managed RIM's portion of the fund's assets since October 2013.

The following information supplements existing information found in the "Fund Management" section on page 18.

RIM, at One Beacon Street, 30th Floor, Boston, Massachusetts 02108, has been retained to serve as a sub-adviser for the fund. As of June 30, 2013, RIM had approximately $41.5 billion in assets under management. RIM provides investment advisory services for the fund.

The following information supplements the biographical information found in the "Fund Management" section on page 18.

RIM

Mark Donovan, CFA, Co-Chief Executive Officer, serves as a portfolio manager for RIM's portion of the fund's assets, which he has managed since October 2013. Mr. Donovan has served as head of the large cap equity team and senior portfolio manager since 1995.

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David Pyle, CFA, Managing Director, serves as a portfolio manager for RIM's portion of the fund's assets, which he has managed since October 2013. Mr. Pyle has served as a portfolio manager since 2004 and previously as a research analyst since 2000.